UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2007 (December 3, 2007)

INTCOMEX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-134090	65-0893400
(Commission File Number)	(IRS Employer Identification No.)

3505 NW 107th Avenue, Miami, FL 33178

(Address, including Zip Code, of Principal Executive Offices)

(305) 477-6230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board of Directors of the Company adopted a new Code of Business Conduct and Ethics (the “Code”). The Code applies to all the Company’s employees, directors and officers, including its principal executive officer, president, principal financial officer and controller.

The Code provides additional detail with respect to the information it contains, and, among other changes, has been updated to meet the requirements of the Nasdaq Global Market on which the Company intends to list its common stock. A copy of the Code is available on the Company’s website at http://www.intcomex.com and is filed as Exhibit 14 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

14	Intcomex, Inc. Code of Business Conduct and Ethics.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.

Date: December 6, 2007	By:	/s/ Russell A. Olson
	Name:	Russell A. Olson
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
14	Intcomex, Inc. Code of Business Conduct and Ethics.

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